UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2019

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ivan Allen Jr. Blvs. NW, #875 Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

iGambit, Inc.

1050 W. Jericho Tpke., Ste A, Smithtown, NY 11787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IGMBD	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2019, Clinigence Holdings, Inc. (the “Company” or “Clinigence”), entered into a Letter of Intent dated as of November 5, 2019 (the “LOI”) with Accountable Healthcare America Inc. (“AHA”), a medical management platform company and provider network.

Pursuant to the LOI, Clinigence, subject to various conditions, shall issue newly-issued shares of common stock, on a fully-diluted pro rata basis, to the equity holders of AHA in exchange for 100% of the outstanding equity securities of AHA by means of a reverse triangular merger in which a newly formed wholly owned subsidiary of Clinigence shall merge with and into AHA, with AHA continuing as the surviving corporation (the “Merger”). If the closing of the Merger occurs (the “Closing”), the former AHA equity holders shall own 80% of Clinigence’s issued and outstanding capital stock and the former Clinigence equity holders shall own 20% of Clinigence’s issued and outstanding capital stock, in each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of Clinigence). To the extent necessary, Clinigence shall increase the authorized number of shares and shall authorize a new series or class of shares to complete the issuance of shares in the Merger. In connection with the Merger, all outstanding indebtedness of Clinigence shall be: (i) paid or discharged in full immediately prior to Closing, (ii) remain outstanding following the Closing, (iii) worked out with payment plans prior to Closing, and/or (iv) converted to common stock of Clinigence prior to Closing, in each case, as mutually agreed to per the Definitive Agreements (as defined in the LOI).

If either Clinigence or AHA terminates the LOI before the close of business at 5:00 pm ET on January 31, 2020 for any reason other than Cause or a Subsequently Discovered Adverse Condition (as such terms are defined below), then the terminating party shall promptly (and in any event within two business days) following such termination pay $100,000 to the non-terminating party. “Cause” means (i) a material breach by the non-terminating party of the terms of the LOI that, if curable, has not been cured within 10 days after the non-terminating party has received notice from the terminating party of such breach, or (ii) fraud, gross negligence or willful misconduct by the non-terminating party. “Subsequently Discovered Adverse Condition” means the discovery by the terminating party during pre-Merger diligence of information regarding the non-terminating party that would reasonably have a material adverse effect on the Merger and that the terminating party did not have knowledge of as of the date of the LOI.

The description of the LOI set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the LOI, which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

The LOI contains binding obligations as to exclusivity, the payment of the termination fee, confidentiality and expenses of the transaction, among others. The transactions are subject to various conditions to closing, including the requisite corporate approval of the Company, the Company’s obtaining a satisfactory fairness opinion and the preparation of definitive documentation. There can be no assurance that the transactions contemplated by the LOI will be consummated. The LOI and this Current Report on Form 8-K do not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.

Item 7.01 Regulation FD Disclosure.

On November 12, 2019, the Company issued a press release announcing the LOI, as described in Item 1.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filings of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits. Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements

This report regarding the Company’s business and operations includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “intend” or “estimate” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. This disclosure highlights some of the important risks regarding the Company’s business, including but not limited to, economic conditions, dependence on management, dilution to shareholders, lack of capital, changes in laws or regulations, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth, demand for products and services of the Company, newly developing technologies, its ability to compete, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards and the effects of competition. There may be additional risks associated with the integration of businesses following an acquisition, concentration of revenue from one source, competitors with broader product lines and greater resources, emergence into new markets, the termination of any of the Company’s significant contracts or partnerships, the Company’s ability to comply with senior debt agreements, the Company’s inability to maintain working capital requirements to fund future operations, or the Company’s ability to attract and retain highly qualified management, technical and sales personnel, and the other factors identified by us from time to time in the Company’s filings with the SEC. However, the risks included should not be assumed to be the only things that could affect future performance. We may also be subject to disruptions, delays in collections, or facilities closures caused by potential or actual acts of terrorism or government security concerns.

All forward-looking statements included in this document are made as of the date hereof, based on information available to us as of the date thereof, and we assume no obligation to update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clinigence Holdings, Inc.

Date: November 12, 2019	/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter of Intent between Clinigence and AHA, dated as of November 5, 2019.
99.1	Clinigence Press Release dated November 12, 2019 announcing the Merger.

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